SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 15, 2004
                                                           -------------



                            CIRCUIT CITY STORES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                         (State or other jurisdiction of
                         incorporation or organization)


      001-05767                                        54-0493875
      ---------                                        ----------
     (Commission                                    (I.R.S. Employer
      File No.)                                    Identification No.)


                  9950 Mayland Drive, Richmond, Virginia 23233
                  --------------------------------------------
               (Address of principal executive offices) (Zip Code)




                                 (804) 527-4000
               (Registrant's telephone number,including area code)

                                       N/A
          (Former name or former address, if changed since last report)





ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On June 15, 2004, Circuit City Stores, Inc. issued a press release announcing its first quarter results.

The following is filed as an Exhibit to this Report.

Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued June 15, 2004






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CIRCUIT CITY STORES, INC.



                               By:  /s/Philip J. Dunn
                                    -------------------------------------------
                                     Philip J. Dunn
                                     Senior Vice President, Treasurer,
                                     Corporate Controller and
                                     Chief Accounting Officer



Date:    June 15, 2004





                                  EXHIBIT INDEX


The exhibit listed in this index is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference into any document filed under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Exhibit No.       Description of Exhibit
-----------       ----------------------
99.1              Press release issued June 15, 2004